Exhibit 99.1

DONLIN GOLD ANNOUNCES FINAL ASSAY RESULTS FOR 2021 DRILL PROGRAM

HIGHLIGHTS INCLUDE NUMEROUS HIGH-GRADE GOLD INTERCEPTS COUPLED WITH IMPORTANT GRADE CONTINUITY

2022 PROJECT BUDGET IS LARGEST IN OVER A DECADE

February 28, 2022 – Anchorage, AK – Donlin Gold LLC (“Donlin Gold”), owned 50:50 by Barrick Gold Corporation (“Barrick”) (TSX: ABX) (NYSE: GOLD) and NOVAGOLD RESOURCES INC. (“NOVAGOLD”) (TSX, NYSE American: NG), is pleased to report the release of the final set of assay results from the 2021 drill program. The remaining assay results for the 22 partial drill holes reported in previous releases and complete assay results for the final 21 drill holes of the 2021 drill program are reported below.

Comprehensive 79-hole, 24,264-meter 2021 drill program produced multiple high-grade gold intercepts. The results support the existing global resource estimate, the recent modelling concepts, and strategic mine planning work
With extensive communication and the application of health and safety protocols, COVID-19 cases at site during 2021 were minimal and there were no lost-time incidents
With the largest project budget in more than a decade, the owners have a plan in place to advance the Donlin Gold project up the value chain in 2022 and position the project to be able to proceed with the preparation of an updated feasibility study, subject to Donlin Gold LLC Board approval
Donlin Gold partnered with local communities in 2021 to provide support and resources in health and safety, environmental management, training and education, as well as cultural initiatives in the Yukon-Kuskokwim (Y-K) region
Additional State permits for the project were received at the end of 2021 – the Alaska Department of Fish and Game issued two Special Area Permits required for pipeline facilities. In December 2021, the Alaska Department of Environmental Conservation approved a third extension of the air quality permit

Statements by the Owners

Barrick President and Chief Executive Mark Bristow said, “It is encouraging to see a significant drill program for 2022 to further increase our understanding of the ore body, driven by our knowledge gained from the 2021 drill program. This year’s drilling campaign will focus on the potential upside of the Acma pit at depth, where there is still limited drilling, focusing on the upside for the pit. We will also focus on grid drilling on Lewis and Divide as we also look to un constrain the pit with additional at depth targets. This significant program for 2022 will help guide us on future drill targets and the path forward with the project.”

Greg Lang, NOVAGOLD’s President and CEO, said, “The 2021 drill campaign finished strong with some high-grade intercepts and some of the best drill results for an open-pit gold project industrywide. The increased level of activity, with approximately 65 people on site for the 2022 field season and three of four drill rigs operating at Donlin Gold, continues to build momentum and excitement for the future of the project. It is invigorating to have drills turning for the first winter program in years. We are grateful to our Native Corporation partners at Calista Corporation (“Calista”) and The Kuskokwim Corporation (TKC), as well as to our contractors, suppliers, local and State partners, who have supported the project and worked with us to reach these important milestones. With activities well laid out for the year ahead, our combined experienced team will continue to advance Donlin Gold up the value chain.”

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Dan Graham, General Manager of Donlin Gold added, “The expanded 2021 drill program was a success because of the incredible work by the Donlin Gold team, Calista and TKC, and our collective dedication to the highest standards of safety, social responsibility, and environmental stewardship. We are grateful that, even while expanding the 2021 drill program mid-summer, COVID-19 cases at site were minimal and there were no lost-time incidents. Once built, the Donlin Gold project is expected to provide significant benefits for the Y-K region and the State of Alaska for generations to come.”

2021 Drill Program Advances Project Knowledge and Lays Foundation for Larger 2022 Program

The 2021 drill program was completed in September with 79 holes drilled for a total of 24,264 meters. The final set of assay results released today includes assays for 21 complete holes and 22 partial holes, encompassing the remaining approximate 8,500 meters of length drilled. The primary objective of the 2021 drill program was to validate recent geologic modeling concepts to support future feasibility work and test for extensions of high-grade zones.

The original 2021 drill program was expanded by 13 drill holes to improve our understanding of the structural controls on mineralization. This additional drilling has been instrumental in supporting our updated ore domaining approach and will be expanded in 2022. The drill program included confirmation and extension drilling that focused on further testing of orebody continuity and structural controls, as well as data collection for geotechnical and geometallurgical purposes.

The success of the expanded 2021 drill program delivered excellent drill results facilitated by our efficient and effective onsite team with great attention to the health and safety of our workforce. During the 2021 drill program season, 70 percent of Donlin Gold direct hires were Alaska Natives from 20 Y-K communities. Out of approximately 171,310 hours worked, we recorded four cases of COVID-19 at the Donlin Gold project site. The affected individuals fully recovered. Credit must go to all our dedicated partners, in particular Calista and TKC, as well as other Tribal groups in the Y-K region who share the objective of protecting community health and safety. Donlin Gold continues to implement strict COVID-19 mitigation protocols to keep employees, their families, contractors, and members of the community safe and healthy.

Once the 2021 drill data has been incorporated into an updated resource model, it is anticipated that the owners will determine updated mining schedules and life of mine business plans prior to shifting to an updated feasibility study, subject to a formal decision by the Donlin Gold LLC Board to proceed.

Five of the top intervals received from the final set of 2021 assay results released today include:

DC21-2017 intersected 19.00 m grading 18.23 g/t gold starting at 144.53 m drilled depth, including a sub interval of 14.31 m grading 23.49 g/t gold starting at 144.53 m drilled depth;
DC21-1994 intersected 77.56 m grading 3.51 g/t gold starting at 262.56 m drilled depth, including a sub interval of 7.91 m grading 12.39 g/t gold starting at 322.94 m drilled depth;
DC21-2015 intersected 43.01 m grading 5.04 g/t gold starting at 27.16 m drilled depth, including a sub interval of 5.99 m grading 11.81 g/t gold starting at 29.22 m drilled depth;
DC21-2019 intersected 28.23 m grading 4.40 g/t gold starting at 156.26 m drilled depth; and,
DC21-1998 intersected 45.83 m grading 3.04 g/t gold starting at 103.55 m drilled depth.

Earlier assay results from the 2021 drill program were disclosed in media releases on September 2 and December 1, 2021
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Drill-hole collar locations and five of the top intervals since December 1, 2021 are shown in Figure 1; and a longitudinal section view of the ACMA and Lewis Deposits is shown in Figure 2
Drill-hole orientations, depths and significant intervals are shown in the Appendix at the end of this release, in Tables 1, 2, and 3

In Partnership with Local Communities, Donlin Gold Provided Extensive Support to the Y-K Region

Donlin Gold worked with its Alaska Native partners, Calista and TKC, as well as other key representatives of Y-K communities, to support health and safety, environmental management, training and education, and cultural initiatives in the Y-K region.

Some of these initiatives included: i) the sponsorship of the Calricaraq (“to practice good health”) team from the Yukon-Kuskokwim Health Corporation to travel to area villages to support residents and families who have lost loved ones to suicide – a heightened challenge in remote villages, especially during the COVID-19 pandemic; ii) sponsoring and participating in the Lower Kuskokwim School District’s annual College and Career fair, held virtually this year due to Covid, with 42 vendors and 100 students in attendance; iii) partnering with KSKO Radio to purchase and distribute hand-held radios for five middle Kuskokwim villages, expanding the reach of public radio to communities where internet connectivity is lacking; and iv) collaborating with 26 villages throughout the Y-K region in the fourth annual “In It For The Long Haul” backhaul project last summer to remove 180,000 pounds of hazardous and electronic waste – the most waste ever removed in a single season since the project inception.

Donlin Gold 2022 Project Budget is Largest in Over a Decade

The 2022 budget for Donlin Gold LLC (on a 100% basis) is set at $60 million, split equally by the two owners. It is the largest project budget in more than a decade and is designed to update geologic modelling and interpretation work for an updated resource model and includes engineering activities for use in an updated project feasibility study. Approximately 34,000 meters of in-pit, and below-pit drilling is planned under the current scope, as well as support for fieldwork and permitting for the Alaska Dam Safety Certifications, environmental studies, and external affairs efforts.

The owners will continue to advance the Donlin Gold project as they have done for many years in a financially disciplined manner with a strong focus on engineering excellence, environmental stewardship, a strong safety culture, and active community engagement.

About Donlin Gold

The Donlin Gold project is located in Alaska, the second largest gold-producing state in the U.S. With approximately 39 million ounces of gold grading 2.24 grams per tonne in the measured and indicated mineral resource categories (100 percent basis)1, Donlin Gold hosts one of the largest and highest-grade undeveloped open-pit gold endowments in the world. The planned pits in which the existing resources are sited occupy only three kilometers of an eight-kilometer mineralized belt, which itself is located on less than five percent of Donlin Gold’s land position. Current activities at Donlin Gold are focused on the drill program, optimization efforts, community outreach, and advancing the remaining State permitting actions.

Donlin Gold supports the Alaska Native communities both surrounding the project and within the State as a whole. This commitment underpins Donlin Gold’s approach to developing the project and is also reflected in the way in which the asset itself is held. An important factor that distinguishes Donlin Gold from most other mining assets in Alaska is that the project is located on private land designated for mining activities five decades ago. Donlin Gold has entered into life-of-mine agreements with Calista, which owns the subsurface mineral rights and some of the surface land rights, and TKC, a collection of 10 village corporations, which owns most of the surface land rights, and is committed to providing employment opportunities, scholarships to Calista and TKC Shareholders, and preferential contract considerations to Calista and TKC. These agreements also include royalties which are subject to a revenue-sharing structure established in the Alaska Native Claims Settlement Act of 1971, which resolved Alaska Native land claims and allotted 44 million acres of land for use by Alaska Native Corporations. Additionally, our long-term commitment to economic development in the Yukon-Kuskokwim region is exemplified by Donlin Gold’s support of TKC’s initiative to launch energy and infrastructure projects in middle Kuskokwim villages. These partnerships, activities, and programs are illustrative of the commitment to sustainable and responsible development of the Donlin Gold project for the benefit of all stakeholders.

_______________

1 Donlin Gold data as per the 2021 Technical Report (as defined herein). Donlin Gold measured resources of approximately 8 Mt grading 2.52 g/t and indicated resources of approximately 534 Mt grading 2.24 g/t, each on a 100% basis, of which Barrick and NOVAGOLD each own 50%. Exclusive of mineral reserves, Donlin Gold possesses measured resources of approximately 1 Mt grading 2.23 g/t and indicated resources of approximately 69 Mt grading 2.44 g/t. Mineral resources have been estimated in accordance with National Instrument 43-101 – Standards of Disclosure for Mineral Projects (“NI 43-101”).

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FIGURE 1 Drill Hole Collar Locations

2021 Drill Program
DC21-2017
19.00 m at 18.23 g/t,
including a sub interval
of 14.31 m at 23.49 g/t
DC21-1998
45.83 m at 3.04 g/t
DC21-1994
77.56 m at 3.51 g/t,
including a sub interval
of 7.91 m at 12.39 g/t
DC21-2015
43.01 m at 5.04 g/t,
including a sub interval
of 5.99 m at 11.81 g/t
DC21-2019
28.23 m at 4.40 g/t
Lewis Pit
ACMA Pit
A
A'
East ACMA grid
540000E
541000E
542000E
543000E
6880000N
6879000N
6878000N
1985
1999
1991
2004
1982
1988
1995
2001
1971
2013
2017
1973
1968
1966
1975
1962
2010
2019
1961
2008
2005
2006
1974
2002
1990
1963A
1952
1960
1965
1998
1956B
1955
1957
1953
1954
1979
1980
1993A
1992
1959
1972
2000
1977
1983A
1984
1989
1958
1967A
1987
1964
1994
1976
1986
1970
1981
2003
2007
1969
1978
All assays reported
East ACMA grid
*Pit outline is mineral reserve pit outline from
the 2021 Technical Report as defined below

Depicted grid system is based on NAD83 UTM zone 4N coordinates. Longitudinal Section View orientation below taken at A – A’ orientation depicted above.

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FIGURE 2 Longitudinal Section View of the ACMA and Lewis Deposits

QA/QC Procedures

The QA/QC procedures for the 2021 Donlin Gold project drill program and sampling protocol were developed and managed by Donlin Gold and overseen by Barrick and NOVAGOLD. The chain of custody from the drill site to the sample preparation facility was continuously monitored. All samples are HQ-diameter core. Approximately 94% core recovery was achieved during the 2021 drill program. Core was logged, cut, and sampled at site by Donlin Gold employees. Samples were primarily collected on one- to two-meter lengths. Sampled half-core was crushed in Bureau Veritas’ Fairbanks, Alaska sample preparation facility. Crushed samples were sent to a Bureau Veritas lab in either Vancouver, British Columbia or Juneau, Alaska for pulverizing and gold assays and pulverized splits to an ALS Limited lab in Vancouver, British Columbia for multi-element analysis. At least 14 quality control samples (four standards, four coarse blanks, two pulp blanks, two coarse duplicates, and two pulp duplicates) were inserted into each batch of 80 samples. The review of the quality control samples did not indicate any bias or error. There are no known factors that would materially affect the accuracy or reliability of the drill program data referred to in this media release.

Downhole directional surveys were completed on all reported completed holes by Boart Longyear drill operators, and collar surveys were completed on all holes by Professional Licensed Surveyors from Brice Engineering LLC.

Each of Bureau Veritas, ALS Limited, Boart Longyear, and Brice Engineering LLC are independent of Donlin Gold, Barrick, and NOVAGOLD.

Scientific and Technical Information

In mid-2021, NOVAGOLD engaged Wood Canada Limited (“Wood”) to update the Second Updated Feasibility Study on Donlin Gold completed in 2011 (the “2011 Technical Report”). This update resulted in a report titled “NI 43-101 Technical Report on the Donlin Gold Project, Alaska, USA” with an effective date of June 1, 2021 (the “2021 Technical Report”). In 2021, NOVAGOLD also engaged Wood to prepare a Donlin Gold technical report summary in accordance with Subpart 229.1300 of Regulation S-K – Disclosure by Registrants Engaged in Mining Operations (“S-K 1300”) as of November 30, 2021. The resulting report is titled “S-K 1300 Technical Report Summary on the Donlin Gold Project, Alaska, USA” (“S-K 1300 Report”), current as of November 30, 2021. Wood incorporated 2020 costs and new gold price guidance to meet the NOVAGOLD’s reporting requirements. The resultant 2021 Technical Report and S-K 1300 Report showed no material change to the previously reported mineral resources or mineral reserves.

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NOVAGOLD is a registrant with the SEC and is reporting its exploration results, Mineral Resources, and Mineral Reserves in accordance with S-K 1300 as of November 30, 2021. While the S-K 1300 rules are similar to National Instrument 43-101 Standards of Disclosure for Mineral Projects (“NI 43-101”) rules in Canada, they are not identical and therefore two reports have been produced for the Donlin Gold project.

Certain scientific and technical information contained herein with respect to the Donlin Gold project is derived from the 2021 Technical Report and the S-K 1300 Report. Henry Kim, P.Geo., Senior Resource Geologist, Wood Canada Limited; Mike Woloschuk, P.Eng., VP Global Business Development & Consulting, Wood Group USA, Inc.; and Kirk Hanson, MBA, P.E., Technical Director, Open Pit Mining, Wood Group USA, Inc. are the Qualified Persons responsible for the preparation of the 2021 Technical Report, and each is an independent Qualified Person as defined by National Instrument 43-101 (“NI 43-101”). Wood prepared the S-K 1300 Report.

Paul Chilson, P.E., who is the Manager, Mine Engineering for NOVAGOLD and a Qualified Person under NI 43-101, has approved and verified the scientific and technical information related to the 2021 Donlin Gold project drill program, the 2021 Technical Report and the S-K 1300 Report contained in this media release. To verify the information related to the drilling program, he has visited the property in the past year; discussed logging, sampling, and sample shipping processes with responsible site staff; discussed and reviewed assay and QA/QC results with responsible personnel; and reviewed supporting documentation, including drill hole location and orientation and significant assay interval calculations.

Octavia Bath, P.Geo., who is a Barrick Mineral Resource Manager and a Qualified Person under NI 43-101 has reviewed and approved the assay results for the Donlin Gold project contained in this media release.

Barrick Contacts:

Kathy du Plessis

Investor and Media Relations

+44 20 7557 7738

Email: barrick@dpapr.com

Kevin Annett

CFO, North America

Tel: +1 416-307-3660

www.barrick.com

NOVAGOLD Contacts:

Mélanie Hennessey
Vice President, Corporate Communications

Tel: +1 604-669-6227 or 1-866-669-6227

www.novagold.com

Cautionary Note Regarding Forward-Looking Statements

This media release includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are frequently, but not always, identified by words such as “expects”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, “would” or “should” occur or be achieved. Forward-looking statements are necessarily based on several opinions, estimates and assumptions that management of Barrick and NOVAGOLD considered appropriate and reasonable as of the date such statements are made, are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause the actual results, activity, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, included herein are forward-looking statements. These forward-looking statements include statements regarding assay results; the anticipated timing of a decision by the Board of Donlin Gold LLC to prepare a feasibility study update; anticipated benefits from the recent drill programs including an improved geological model for Donlin Gold; the work program for the 2022 field season; ongoing support provided to key stakeholders including Native Corporation partners; the potential impact of the coronavirus global pandemic (COVID-19) on the development of Donlin Gold; the potential development and construction of Donlin Gold; the sufficiency of funds to continue to advance development of Donlin Gold; perceived merit of properties; mineral reserve and resource estimates; Donlin Gold’s ability to secure the permits needed to construct and operate the Donlin Gold project in a timely manner, if at all; and legal challenges to Donlin Gold’s existing permits. In addition, any statements that refer to expectations, intentions, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements are not historical facts but instead represent the management expectations of Donlin Gold’s, Barrick’s and NOVAGOLD’s estimates and projections regarding future events or circumstances on the date the statements are made.

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Important factors that could cause actual results to differ materially from expectations include the need to obtain additional permits and governmental approvals; the timing and likelihood of permits; the need for additional financing to explore and develop properties and availability of financing in the debt and capital markets; the spread and impact of COVID-19; uncertainties involved in the interpretation of drill results and geological tests and the estimation of reserves and resources; changes in mineral production performance, exploitation and exploration successes; changes in national and local government legislation, taxation, controls or regulations and/or changes in the administration of laws, policies and practices, expropriation or nationalization of property and political or economic developments in the United States or Canada; the need for continued cooperation between Barrick and NOVAGOLD for the continued exploration, development and eventual construction of the Donlin Gold project; the need for cooperation of government agencies and native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, disease pandemics, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; whether a positive construction decision will be made regarding Donlin Gold; and other risks and uncertainties disclosed in Barrick’s most recent Form 40-F/Annual Information Form on file with the United States Securities and Exchange Commission (SEC) and Canadian provincial securities and NOVAGOLD’s most recent reports on Forms 10-K and 10-Q, particularly the "Risk Factors" sections of those reports and other documents filed by Barrick and NOVAGOLD with applicable securities regulatory authorities from time to time. Copies of these filings may be obtained by visiting NOVAGOLD’s website at www.novagold.com, Barrick’s website at www.barrick.com, or the SEC's website at www.sec.gov, or at www.sedar.com. The forward-looking statements contained herein reflect the beliefs, opinions, and projections of Donlin Gold, NOVAGOLD, and Barrick on the date the statements are made. Donlin Gold, NOVAGOLD and Barrick assume no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

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APPENDIX

TABLE 1

Drill Hole Orientations* and Depths for Non-ACMA Grid Holes

Hole	Azimuth (°)	Inclination (°)	Depth (m)
DC21-1952	349	74	319.7
DC21-1953	302	70	222.5
DC21-1954	353	60	480.4
DC21-1955	128	56	313.3
DC21-1956B	335	65	315.3
DC21-1957	281	66	223.7
DC21-1958	332	54	350.2
DC21-1959	356	59	483.1
DC21-1960	351	60	214.9
DC21-1961	164	59	291.4
DC21-1962	231	58	289.3
DC21-1963A	188	71	224.9
DC21-1964	349	56	469.5
DC21-1965	191	72	225.3
DC21-1966	346	79	150.0
DC21-1967A	330	55	350.2
DC21-1968	162	46	177.7
DC21-1969	282	56	549.9
DC21-1970	272	63	306.0
DC21-1971	160	57	274.5
DC21-1972	345	62	349.9
DC21-1973	350	60	255.1
DC21-1974	309	68	206.7
DC21-1975	141	57	322.8
DC21-1976	274	60	502.3
DC21-1977	3	68	350.2
DC21-1978	29	61	324.9
DC21-1979	355	58	274.9
DC21-1980	353	66	353.0
DC21-1981	282	84	254.8
DC21-1982	356	58	224.9
DC21-1983A	350	66	400.1
DC21-1984	23	66	443.0
DC21-1985	168	49	249.9
DC21-1986	276	70	399.9
DC21-1987	345	66	399.9
DC21-1988	153	56	279.2
DC21-1989	7	64	349.9
DC21-1990	346	69	342.3
DC21-1991	165	59	322.5
DC21-1992	340	61	349.9

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Hole	Azimuth (°)	Inclination (°)	Depth (m)
DC21-1993A	321	63	409.4
DC21-1994	293	66	504.1
DC21-1995	155	62	279.8
DC21-1998	352	58	326.9
DC21-1999	154	57	422.9
DC21-2000	341	64	438.9
DC21-2001	9	65	299.9
DC21-2002	333	57	214.9
DC21-2003	341	67	403.0
DC21-2004	137	58	300.1
DC21-2005	346	58	245.4
DC21-2006	339	65	249.9
DC21-2007	354	67	434.8
DC21-2008	9	74	200.0
DC21-2010	145	58	303.3
DC21-2013	142	57	276.2
DC21-2017	347	67	316.4
DC21-2019	230	64	275.2

TABLE 2

Drill Hole Orientations* and Depths for ACMA Grid Holes

Hole	Azimuth (°)	Inclination (°)	Depth (m)
DC21-2009	334	60	289.3
DC21-2011	331	57	280.1
DC21-2012	331	61	272.5
DC21-2014	333	59	274.9
DC21-2015	333	58	270.1
DC21-2016	330	57	249.9
DC21-2018	335	60	264.9
DC21-2020	334	59	260.0
DC21-2021	334	57	254.8
DC21-2022	336	59	254.5
DC21-2023	334	58	248.1
DC21-2024	330	58	258.8
DC21-2025	334	56	252.4
DC21-2026	334	59	244.8
DC21-2027	333	56	268.8
DC21-2028	342	60	245.1
DC21-2029	332	56	245.1
DC21-2030A	333	60	239.9
DC21-2031	336	57	260.3
DC21-2032	333	56	240.5

* Note that azimuth and inclination values vary as each hole progresses. The stated values are hole averages, rounded to the nearest degree.

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TABLE 3

2021 Donlin Gold Significant Assay Intervals

Hole ID	Domain	From (Meters)	To (Meters)	Length (Meters)	Au Grade (Au g/t)
DC21-1952	ACMA	50.15	68.65	18.50	1.90	Reported 9/2
DC21-1952		117.90	134.95	17.05	3.19	Reported 9/2
DC21-1952		229.35	246.05	16.70	1.60	Reported 9/2
DC21-1952		252.05	273.35	21.30	3.07	Reported 9/2
DC21-1952		TOTAL		73.55	2.47
DC21-1954	Divide	43.06	63.51	20.45	1.46	Reported 9/2
DC21-1954		75.35	81.95	6.60	4.34	Reported 9/2
DC21-1954		90.07	97.60	7.53	3.04	Reported 9/2
DC21-1954		118.60	147.22	28.62	1.81	Reported 9/2
DC21-1954		151.25	158.98	7.73	1.65	Reported 9/2
DC21-1954		267.65	272.80	5.15	2.94	Reported 9/2
DC21-1954		285.80	296.80	11.00	3.71	Reported 9/2
DC21-1954		353.46	359.84	6.38	2.87	Reported 9/2
DC21-1954		427.42	431.14	3.72	3.16	Reported 9/2
DC21-1954		TOTAL		97.18	2.39
DC21-1955	ACMA	70.45	74.45	4.00	3.06	Reported 9/2
DC21-1955		110.55	125.21	14.66	4.51	Reported 9/2
DC21-1955		179.58	182.58	3.00	4.91	Reported 9/2
DC21-1955		218.66	224.00	5.34	7.06	Reported 9/2
DC21-1955		TOTAL		27.00	4.84
DC21-1956B	Divide	7.83	21.01	13.18	2.49
DC21-1956B		31.01	59.74	28.73	3.16
DC21-1956B		95.05	110.30	15.25	4.79	Reported 12/1
DC21-1956B		190.97	208.90	17.93	2.53	Reported 9/2
DC21-1956B		260.50	275.66	15.16	2.20	Reported 9/2
DC21-1956B		TOTAL		90.25	3.05
DC21-1957	ACMA	139.92	142.92	3.00	22.25	Reported 9/2
DC21-1957		TOTAL		3.00	22.25
DC21-1958	Divide	22.46	30.30	7.84	2.07	Reported 9/2
DC21-1958		108.18	119.70	11.52	3.27	Reported 9/2
DC21-1958		132.80	136.40	3.60	1.69	Reported 9/2
DC21-1958		210.10	223.93	13.83	5.55	Reported 9/2
DC21-1958		260.56	266.87	6.31	1.36	Reported 9/2
DC21-1958		288.31	294.44	6.13	1.28	Reported 9/2
DC21-1958		TOTAL		49.23	3.11
DC21-1959	Divide	44.75	48.75	4.00	2.76	Reported 9/2
DC21-1959		199.66	213.88	14.22	4.92	Reported 9/2
DC21-1959		279.20	284.07	4.87	1.45	Reported 9/2
DC21-1959		361.20	369.37	8.17	1.48	Reported 9/2
DC21-1959		378.85	403.29	24.44	14.65	Reported 9/2

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Hole ID	Domain	From (Meters)	To (Meters)	Length (Meters)	Au Grade (Au g/t)
including		386.79	393.29	6.50	33.52	Reported 9/2
DC21-1959		TOTAL		55.70	8.22
DC21-1960	ACMA	27.74	39.93	12.19	4.55	Reported 9/2
DC21-1960		138.20	147.68	9.48	2.52	Reported 9/2
DC21-1960		TOTAL		21.67	3.66
DC21-1961	Lewis	158.29	173.69	15.40	1.25	Reported 9/2
DC21-1961		275.54	281.28	5.74	42.24	Reported 9/2
including		275.54	280.28	4.74	50.76	Reported 9/2
DC21-1961		TOTAL		21.14	12.38
DC21-1962	Lewis	159.71	193.08	33.37	5.21	Reported 9/2
DC21-1962		201.08	229.92	28.84	5.39
including		216.90	220.90	4.00	16.18
DC21-1962		TOTAL		62.21	5.29
DC21-1963A	ACMA	114.30	155.27	40.97	10.54	Reported 9/2
including		117.24	132.20	14.96	22.22	Reported 9/2
DC21-1963A		167.22	171.22	4.00	1.73	Reported 9/2
DC21-1963A		TOTAL		44.97	9.76
DC21-1964	Divide	75.11	83.10	7.99	3.11	Reported 9/2
DC21-1964		93.10	100.70	7.60	1.40	Reported 9/2
DC21-1964		110.65	148.50	37.85	6.28	Reported 12/1
including		110.65	118.60	7.95	15.99	Reported 12/1
including		143.37	146.50	3.13	10.21	Reported 12/1
DC21-1964		161.50	167.25	5.75	2.96	Reported 12/1
DC21-1964		219.68	237.35	17.67	5.06	Reported 9/2
DC21-1964		255.59	304.70	49.11	4.88	Reported 9/2
including		275.00	278.30	3.30	25.25	Reported 9/2
DC21-1964		379.76	385.00	5.24	1.95	Reported 9/2
DC21-1964		TOTAL		131.21	4.80
DC21-1965	ACMA	143.64	146.85	3.21	6.42	Reported 9/2
DC21-1965		151.41	172.21	20.80	8.30	Reported 9/2
including		166.12	171.16	5.04	11.48	Reported 9/2
DC21-1965		TOTAL		24.01	8.05
DC21-1966	Lewis	83.00	89.00	6.00	30.80	Reported 9/2
DC21-1966		TOTAL		6.00	30.80
DC21-1967A	Divide	32.81	36.78	3.97	3.28	Reported 9/2
DC21-1967A		77.72	86.00	8.28	2.68	Reported 9/2
DC21-1967A		111.13	117.15	6.02	1.59	Reported 9/2
DC21-1967A		202.15	208.80	6.65	5.53	Reported 9/2
DC21-1967A		256.37	268.34	11.97	2.70	Reported 9/2
DC21-1967A		298.99	304.95	5.96	3.15	Reported 9/2
DC21-1967A		TOTAL		42.85	3.10
DC21-1968	Lewis	33.70	36.75	3.05	13.39	Reported 9/2
DC21-1968		TOTAL		3.05	13.39

Page | 11

Hole ID	Domain	From (Meters)	To (Meters)	Length (Meters)	Au Grade (Au g/t)
DC21-1969	ACMA	125.67	140.95	15.28	3.52	Reported 12/1
DC21-1969		175.35	233.20	57.85	2.22	Reported 12/1
DC21-1969		252.30	287.37	35.07	2.68	Reported 9/2
DC21-1969		295.80	320.84	25.04	2.36	Reported 9/2
DC21-1969		326.84	354.00	27.16	7.97	Reported 9/2
including		330.40	343.79	13.39	14.88	Reported 9/2
DC21-1969		400.51	448.29	47.78	9.00	Reported 9/2
including		401.43	407.41	5.98	18.07	Reported 9/2
including		414.41	426.39	11.98	13.85	Reported 9/2
including		442.63	448.29	5.66	11.25	Reported 9/2
DC21-1969		457.80	467.56	9.76	1.62	Reported 9/2
DC21-1969		477.00	480.41	3.41	2.53	Reported 9/2
DC21-1969		TOTAL		221.35	4.55
DC21-1970	ACMA	8.50	14.50	6.00	2.40	Reported 9/2
DC21-1970		20.37	33.40	13.03	3.57	Reported 9/2
DC21-1970		41.40	49.08	7.68	11.61	Reported 9/2
including		44.88	49.08	4.20	18.92	Reported 9/2
DC21-1970		69.70	161.72	92.02	7.75	Reported 9/2
including		70.70	73.90	3.20	29.16	Reported 9/2
including		81.90	84.91	3.01	14.01	Reported 9/2
including		104.85	108.50	3.65	12.50	Reported 9/2
including		146.03	151.21	5.18	33.74	Reported 9/2
DC21-1970		173.19	192.34	19.15	12.57	Reported 12/1
including		179.19	191.34	12.15	17.28	Reported 12/1
DC21-1970		199.30	222.31	23.01	2.53	Reported 12/1
DC21-1970		TOTAL		160.89	7.22
DC21-1971	Lewis	10.30	24.34	14.04	2.70	Reported 9/2
DC21-1971		54.27	66.15	11.88	4.47	Reported 9/2
DC21-1971		128.86	139.97	11.11	4.41	Reported 9/2
DC21-1971		242.75	251.08	8.33	2.14	Reported 9/2
DC21-1971		263.68	267.63	3.95	1.51	Reported 9/2
DC21-1971		TOTAL		49.31	3.32
DC21-1972	Lewis	142.08	149.95	7.87	12.03	Reported 9/2
including		142.08	146.89	4.81	17.59	Reported 9/2
DC21-1972		174.77	177.87	3.10	3.06	Reported 9/2
DC21-1972		247.40	259.40	12.00	5.68	Reported 9/2
DC21-1972		TOTAL		22.97	7.50
DC21-1973	Lewis	4.42	12.04	7.62	2.07	Reported 9/2
DC21-1973		22.00	37.00	15.00	3.58	Reported 9/2
DC21-1973		61.50	65.15	3.65	18.87	Reported 12/1
DC21-1973		96.58	109.58	13.00	8.59	Reported 12/1
including		100.58	104.90	4.32	20.72	Reported 12/1

Page | 12

Hole ID	Domain	From (Meters)	To (Meters)	Length (Meters)	Au Grade (Au g/t)
DC21-1973		137.57	146.57	9.00	6.52	Reported 12/1
including		138.57	141.57	3.00	12.07	Reported 12/1
DC21-1973		152.57	156.57	4.00	1.94	Reported 12/1
DC21-1973		164.57	168.57	4.00	1.89	Reported 12/1
DC21-1973		204.60	209.60	5.00	1.61	Reported 9/2
DC21-1973		239.40	243.40	4.00	5.78	Reported 9/2
DC21-1973		TOTAL		65.27	5.44
DC21-1974	ACMA	18.02	31.05	13.03	4.95	Reported 9/2
DC21-1974		102.50	106.50	4.00	5.23	Reported 9/2
DC21-1974		TOTAL		17.03	5.01
DC21-1975	Lewis	176.40	182.00	5.60	6.69	Reported 12/1
DC21-1975		193.60	209.79	16.19	4.33	Reported 12/1
DC21-1975		TOTAL		21.79	4.94
DC21-1976	ACMA	23.44	27.44	4.00	6.63	Reported 9/2
DC21-1976		158.80	167.34	8.54	2.38	Reported 12/1
DC21-1976		183.25	194.25	11.00	2.30	Reported 12/1
DC21-1976		205.65	215.65	10.00	2.27	Reported 12/1
DC21-1976		223.65	229.60	5.95	1.26	Reported 12/1
DC21-1976		251.55	257.50	5.95	3.40	Reported 12/1
DC21-1976		270.35	327.60	57.25	6.87	Reported 12/1
including		288.95	293.00	4.05	18.13	Reported 12/1
DC21-1976		341.60	366.90	25.30	4.77	Reported 12/1
including		342.39	346.00	3.61	12.92	Reported 12/1
DC21-1976		372.85	407.30	34.45	5.54	Reported 12/1
DC21-1976		449.98	474.75	24.77	5.34	Reported 12/1
DC21-1976		TOTAL		187.21	5.13
DC21-1977	Divide	61.82	65.82	4.00	4.07	Reported 9/2
DC21-1977		85.35	90.35	5.00	1.52	Reported 9/2
DC21-1977		103.58	113.00	9.42	2.65	Reported 9/2
DC21-1977		117.80	130.45	12.65	2.67	Reported 9/2
DC21-1977		140.35	150.35	10.00	2.03	Reported 9/2
DC21-1977		175.70	179.70	4.00	8.78	Reported 9/2
DC21-1977		187.70	198.02	10.32	3.66	Reported 9/2
DC21-1977		202.08	206.71	4.63	2.46	Reported 9/2
DC21-1977		221.25	228.99	7.74	9.57	Reported 9/2
DC21-1977		293.95	300.80	6.85	8.92	Reported 9/2
DC21-1977		315.80	329.33	13.53	6.48	Reported 9/2
including		325.33	328.33	3.00	27.33	Reported 9/2
DC21-1977		TOTAL		88.14	4.65
DC21-1978	ACMA	144.57	164.60	20.03	3.14	Reported 12/1
DC21-1978		240.50	250.30	9.80	12.53	Reported 12/1
including		242.50	249.30	6.80	16.92	Reported 12/1
DC21-1978		TOTAL		29.83	6.23

Page | 13

Hole ID	Domain	From (Meters)	To (Meters)	Length (Meters)	Au Grade (Au g/t)
DC21-1979	Divide	4.11	10.52	6.41	3.71	Reported 12/1
DC21-1979		38.40	56.92	18.52	1.43	Reported 12/1
DC21-1979		70.85	78.75	7.90	3.12	Reported 12/1
DC21-1979		100.72	123.85	23.13	7.63	Reported 12/1
including		106.72	111.35	4.63	20.03	Reported 12/1
DC21-1979		165.51	172.85	7.34	2.87	Reported 12/1
DC21-1979		TOTAL		63.30	4.30
DC21-1980	Lewis	14.44	30.44	16.00	6.78	Reported 12/1
including		20.44	24.44	4.00	14.80	Reported 12/1
DC21-1980		38.04	49.00	10.96	4.30	Reported 12/1
DC21-1980		108.00	114.40	6.40	12.61	Reported 12/1
DC21-1980		138.52	151.56	13.04	3.74	Reported 9/2
DC21-1980		170.22	174.00	3.78	3.59	Reported 9/2
DC21-1980		202.00	206.00	4.00	2.09	Reported 9/2
DC21-1980		264.70	279.50	14.80	2.96	Reported 12/1
DC21-1980		285.40	289.35	3.95	2.25	Reported 12/1
DC21-1980		293.40	305.58	12.18	19.02	Reported 12/1
including		300.29	304.94	4.65	36.53	Reported 12/1
DC21-1980		318.25	343.40	25.15	5.06	Reported 12/1
including		328.57	333.03	4.46	15.88	Reported 12/1
DC21-1980		TOTAL		110.26	6.52
DC21-1981	ACMA	5.79	33.55	27.76	1.89	Reported 9/2
DC21-1981		38.64	81.24	42.60	1.91	Reported 9/2
DC21-1981		100.50	106.50	6.00	5.93	Reported 12/1
DC21-1981		120.24	126.08	5.84	1.28	Reported 12/1
DC21-1981		169.10	172.13	3.03	2.26	Reported 12/1
DC21-1981		TOTAL		85.23	2.16
DC21-1982	Lewis	2.44	6.44	4.00	6.46	Reported 12/1
DC21-1982		70.00	93.21	23.21	2.89	Reported 12/1
DC21-1982		167.84	170.86	3.02	14.62	Reported 12/1
DC21-1982		174.93	180.44	5.51	7.01	Reported 12/1
DC21-1982		TOTAL		35.74	4.92
DC21-1983A	Lewis	113.23	124.27	11.04	1.73	Reported 12/1
DC21-1983A		290.00	301.00	11.00	5.42	Reported 12/1
DC21-1983A		305.31	317.31	12.00	2.43	Reported 12/1
DC21-1983A		TOTAL		34.04	3.17
DC21-1984	Divide	403.50	407.55	4.05	1.24
DC21-1984		425.87	437.24	11.37	1.92
DC21-1984		TOTAL		15.42	1.74
DC21-1985	Lewis	12.95	24.99	12.04	2.94	Reported 12/1
DC21-1985		53.78	58.00	4.22	7.22	Reported 12/1
DC21-1985		62.94	98.30	35.36	3.41
DC21-1985		126.80	132.89	6.09	3.46
DC21-1985		TOTAL		57.71	3.60

Page | 14

Hole ID	Domain	From (Meters)	To (Meters)	Length (Meters)	Au Grade (Au g/t)
DC21-1986	ACMA	16.00	45.50	29.50	4.03
including		28.00	32.85	4.85	11.88
DC21-1986		49.53	54.55	5.02	2.64
DC21-1986		70.60	74.27	3.67	6.26
DC21-1986		128.10	139.54	11.44	1.57	Reported 12/1
DC21-1986		154.60	158.68	4.08	2.62	Reported 12/1
DC21-1986		177.45	191.11	13.66	2.88	Reported 12/1
DC21-1986		209.85	225.85	16.00	2.96	Reported 12/1
DC21-1986		234.80	244.50	9.70	7.12	Reported 12/1
DC21-1986		251.10	300.80	49.70	3.96	Reported 12/1
DC21-1986		TOTAL		142.77	3.76
DC21-1987	Divide	58.87	64.80	5.93	3.00	Reported 12/1
DC21-1987		185.49	195.84	10.35	1.88	Reported 12/1
DC21-1987		225.40	230.83	5.43	1.07	Reported 12/1
DC21-1987		TOTAL		21.71	1.99
DC21-1988	Lewis	131.12	144.70	13.58	1.25	Reported 12/1
DC21-1988		TOTAL		13.58	1.25
DC21-1989	Divide	135.34	148.60	13.26	5.63	Reported 12/1
DC21-1989		156.16	169.45	13.29	2.82	Reported 12/1
DC21-1989		175.45	192.02	16.57	3.76	Reported 12/1
DC21-1989		TOTAL		43.12	4.04
DC21-1990	Divide	5.35	9.62	4.27	1.94	Reported 12/1
DC21-1990		45.45	57.30	11.85	6.57	Reported 12/1
DC21-1990		70.66	74.62	3.96	6.06	Reported 12/1
DC21-1990		79.49	83.49	4.00	4.70	Reported 12/1
DC21-1990		100.42	106.95	6.53	1.00	Reported 12/1
DC21-1990		TOTAL		30.61	4.43
DC21-1991	Lewis	8.20	11.86	3.66	5.11	Reported 12/1
DC21-1991		247.58	251.60	4.02	1.51	Reported 12/1
DC21-1991		257.45	277.56	20.11	1.40	Reported 12/1
DC21-1991		294.74	298.36	3.62	1.62	Reported 12/1
DC21-1991		TOTAL		31.41	1.87
DC21-1992	Divide	63.89	66.95	3.06	2.89	Reported 12/1
DC21-1992		74.43	97.68	23.25	3.96	Reported 12/1
DC21-1992		124.36	140.72	16.36	2.97	Reported 12/1
DC21-1992		170.65	174.96	4.31	5.58	Reported 12/1
DC21-1992		264.57	281.86	17.29	4.66	Reported 12/1
DC21-1992		TOTAL		64.27	3.95
DC21-1993A	Divide	94.63	111.67	17.04	2.76	Reported 12/1
DC21-1993A		131.37	135.35	3.98	2.18	Reported 12/1
DC21-1993A		229.23	237.20	7.97	1.24	Reported 12/1
DC21-1993A		TOTAL		28.99	2.26
DC21-1994	ACMA	0.00	33.53	33.53	5.89	Reported 12/1
including		9.24	15.30	6.06	15.22	Reported 12/1

Page | 15

Hole ID	Domain	From (Meters)	To (Meters)	Length (Meters)	Au Grade (Au g/t)
DC21-1994		237.37	256.84	19.47	3.54
DC21-1994		262.56	340.12	77.56	3.51
including		322.94	330.85	7.91	12.39
DC21-1994		441.86	488.72	46.86	3.28	Reported 12/1
including		453.96	457.96	4.00	12.35	Reported 12/1
DC21-1994		TOTAL		177.42	3.90
DC21-1995	Lewis	125.33	132.85	7.52	5.32	Reported 12/1
DC21-1995		184.25	191.30	7.05	5.40	Reported 12/1
DC21-1995		195.40	199.33	3.93	1.25	Reported 12/1
DC21-1995		TOTAL		18.50	4.49
DC21-1998	Lewis	103.55	149.38	45.83	3.04
DC21-1998		184.80	190.73	5.93	1.38	Reported 12/1
DC21-1998		197.68	201.75	4.07	2.26	Reported 12/1
DC21-1998		265.81	268.94	3.13	1.96	Reported 12/1
DC21-1998		273.75	279.42	5.67	2.14	Reported 12/1
DC21-1998		TOTAL		64.63	2.71
DC21-1999	Lewis	221.59	226.66	5.07	6.32	Reported 12/1
DC21-1999		314.30	328.00	13.70	2.46
DC21-1999		358.00	384.40	26.40	4.14	Reported 12/1
DC21-1999		TOTAL		45.17	3.87
DC21-2000	Lewis	156.97	162.97	6.00	6.65	Reported 12/1
DC21-2000		240.00	245.11	5.11	5.40
DC21-2000		296.00	302.37	6.37	1.06
DC21-2000		387.50	393.06	5.56	2.12
DC21-2000		407.51	411.18	3.67	7.83
DC21-2000		419.51	434.64	15.13	4.74
DC21-2000		TOTAL		41.84	4.46
DC21-2001	Lewis	141.73	145.34	3.61	2.88
DC21-2001		TOTAL		3.61	2.88
DC21-2002	Lewis	145.41	152.28	6.87	2.94
DC21-2002		TOTAL		6.87	2.94
DC21-2003	Divide	30.18	34.00	3.82	1.45	Reported 12/1
DC21-2003		375.90	388.90	13.00	2.26
DC21-2003		TOTAL		16.82	2.08
DC21-2004	Lewis	153.20	162.60	9.40	4.09	Reported 12/1
DC21-2004		TOTAL		9.40	4.09
DC21-2006	Lewis	112.15	122.15	10.00	2.90	Reported 12/1
DC21-2006		149.70	163.69	13.99	1.57	Reported 12/1
DC21-2006		169.25	183.49	14.24	2.65	Reported 12/1
DC21-2006		TOTAL		38.23	2.32
DC21-2007	Divide	155.36	170.01	14.65	5.88	Reported 12/1
including		157.40	161.17	3.77	13.97	Reported 12/1
DC21-2007		225.13	234.85	9.72	6.12
DC21-2007		285.40	297.61	12.21	5.05	Reported 12/1

Page | 16

Hole ID	Domain	From (Meters)	To (Meters)	Length (Meters)	Au Grade (Au g/t)
DC21-2007		TOTAL		36.58	5.67
DC21-2008	Lewis	84.87	87.92	3.05	2.49	Reported 12/1
DC21-2008		TOTAL		3.05	2.49
DC21-2009	ACMA	73.79	82.37	8.58	2.72	Reported 12/1
DC21-2009		141.11	154.06	12.95	3.10
DC21-2009		167.62	172.49	4.87	1.47
DC21-2009		185.36	202.02	16.66	7.89
including		189.50	198.16	8.66	11.09
DC21-2009		239.99	257.24	17.25	3.70
DC21-2009		TOTAL		60.31	4.41
DC21-2010	Lewis	30.12	35.27	5.15	1.69	Reported 12/1
DC21-2010		178.33	186.18	7.85	9.26
DC21-2010		261.57	265.50	3.93	4.16
DC21-2010		277.00	280.00	3.00	18.40	Reported 12/1
including		277.00	280.00	3.00	18.40	Reported 12/1
DC21-2010		TOTAL		19.93	7.67
DC21-2011	ACMA	71.57	80.58	9.01	5.98
DC21-2011		113.18	123.30	10.12	2.31	Reported 12/1
DC21-2011		131.34	156.74	25.40	3.57	Reported 12/1
DC21-2011		162.00	179.33	17.33	2.22	Reported 12/1
DC21-2011		237.80	248.58	10.78	3.15
DC21-2011		TOTAL		72.64	3.31
DC21-2012	ACMA	45.45	50.00	4.55	1.22
DC21-2012		102.85	115.90	13.05	7.28
DC21-2012		136.90	153.62	16.72	8.00
including		148.65	151.65	3.00	22.57
DC21-2012		166.80	178.62	11.82	2.29
DC21-2012		190.24	198.60	8.36	3.87
DC21-2012		216.31	228.83	12.52	2.24
DC21-2012		262.50	269.52	7.02	3.71
DC21-2012		TOTAL		74.04	4.70
DC21-2013	Lewis	37.75	61.68	23.93	3.96
DC21-2013		70.53	76.50	5.97	11.07
DC21-2013		85.12	88.50	3.38	1.11
DC21-2013		113.79	125.08	11.29	2.48
DC21-2013		200.77	206.04	5.27	4.01
DC21-2013		215.45	265.66	50.21	1.99
DC21-2013		TOTAL		100.05	3.14
DC21-2014	ACMA	37.08	53.69	16.61	2.58
DC21-2014		71.46	78.77	7.31	2.61
DC21-2014		106.90	120.70	13.80	3.92
DC21-2014		131.17	160.94	29.77	3.84
DC21-2014		218.91	230.38	11.47	6.79
including		221.98	225.60	3.62	15.69

Page | 17

Hole ID	Domain	From (Meters)	To (Meters)	Length (Meters)	Au Grade (Au g/t)
DC21-2014		236.20	239.90	3.70	2.34
DC21-2014		TOTAL		82.66	3.83
DC21-2015	ACMA	27.16	70.17	43.01	5.04
including		29.22	35.21	5.99	11.81
DC21-2015		104.12	119.54	15.42	4.00
DC21-2015		129.98	145.54	15.56	2.04
DC21-2015		188.21	196.00	7.79	3.00
DC21-2015		211.32	215.34	4.02	1.01
DC21-2015		235.26	243.30	8.04	2.63
DC21-2015		TOTAL		93.84	3.82
DC21-2016	ACMA	104.34	107.76	3.42	3.42
DC21-2016		124.72	174.65	49.93	2.68
DC21-2016		179.00	192.15	13.15	1.90
DC21-2016		208.14	212.60	4.46	2.02
DC21-2016		223.63	241.10	17.47	3.95
DC21-2016		TOTAL		88.43	2.81
DC21-2017	Lewis	9.58	43.71	34.13	5.30
including		25.25	29.26	4.01	18.36
DC21-2017		68.29	78.06	9.77	2.35
DC21-2017		144.53	163.53	19.00	18.23
including		144.53	158.84	14.31	23.49
DC21-2017		232.15	235.95	3.80	4.05
DC21-2017		246.90	265.58	18.68	10.46
including		257.15	264.50	7.35	20.22
DC21-2017		TOTAL		85.38	8.91
DC21-2018	ACMA	18.40	34.00	15.60	6.74
including		18.92	24.35	5.43	13.00
DC21-2018		55.00	63.10	8.10	11.43
including		56.95	62.13	5.18	15.85
DC21-2018		91.18	109.42	18.24	4.90
DC21-2018		121.20	127.20	6.00	5.60
DC21-2018		178.98	182.58	3.60	4.46
DC21-2018		201.61	207.55	5.94	1.06
DC21-2018		219.42	230.21	10.79	1.57
DC21-2018		TOTAL		68.27	5.27
DC21-2019	Lewis	95.70	105.65	9.95	9.35
DC21-2019		118.27	145.92	27.65	2.75
DC21-2019		156.26	184.49	28.23	4.40
DC21-2019		188.90	192.20	3.30	8.85
DC21-2019		TOTAL		69.13	4.67
DC21-2020	ACMA	93.40	98.10	4.70	5.54
DC21-2020		102.15	108.67	6.52	7.75
DC21-2020		124.85	151.14	26.29	3.60
DC21-2020		164.78	174.25	9.47	1.22

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Hole ID	Domain	From (Meters)	To (Meters)	Length (Meters)	Au Grade (Au g/t)
DC21-2020		179.20	182.30	3.10	4.11
DC21-2020		206.96	221.14	14.18	5.15
DC21-2020		TOTAL		64.26	4.18
DC21-2021	ACMA	66.29	83.62	17.33	2.01
DC21-2021		94.92	105.32	10.40	12.14
including		96.58	105.32	8.74	13.61
DC21-2021		122.86	144.64	21.78	3.21
DC21-2021		172.74	180.57	7.83	1.33
DC21-2021		196.20	199.24	3.04	2.22
DC21-2021		TOTAL		60.38	4.11
DC21-2022	ACMA	120.94	135.47	14.53	2.50
DC21-2022		157.12	160.79	3.67	9.98
DC21-2022		194.28	213.75	19.47	7.69
including		197.40	204.83	7.43	13.93
DC21-2022		218.53	223.65	5.12	1.89
DC21-2022		TOTAL		42.79	5.43
DC21-2023	ACMA	16.31	22.44	6.13	2.03
DC21-2023		95.89	101.37	5.48	8.79
DC21-2023		114.60	135.46	20.86	3.63
DC21-2023		156.54	162.09	5.55	6.41
DC21-2023		167.03	174.13	7.10	4.54
DC21-2023		206.32	225.71	19.39	2.85
DC21-2023		TOTAL		64.51	4.02
DC21-2024	ACMA	97.54	104.25	6.71	5.85
DC21-2024		119.90	161.65	41.75	2.11
DC21-2024		171.16	181.66	10.50	2.79
DC21-2024		199.55	205.46	5.91	5.59
DC21-2024		210.50	236.56	26.06	3.55
DC21-2024		TOTAL		90.93	3.10
DC21-2025	ACMA	9.45	14.50	5.05	4.01
DC21-2025		89.60	99.00	9.40	2.17
DC21-2025		111.96	134.62	22.66	2.43
DC21-2025		159.74	171.21	11.47	2.01
DC21-2025		187.60	203.49	15.89	2.18
DC21-2025		218.92	224.31	5.39	1.99
DC21-2025		TOTAL		69.86	2.35
DC21-2026	ACMA	58.85	63.92	5.07	2.36
DC21-2026		90.69	93.90	3.21	7.36
DC21-2026		107.30	118.26	10.96	2.12
DC21-2026		130.26	134.28	4.02	2.32
DC21-2026		148.54	155.59	7.05	4.54
DC21-2026		192.95	200.86	7.91	3.44
DC21-2026		TOTAL		38.22	3.33

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Hole ID	Domain	From (Meters)	To (Meters)	Length (Meters)	Au Grade (Au g/t)
DC21-2027	ACMA	117.60	121.05	3.45	2.95
DC21-2027		130.50	134.55	4.05	1.90
DC21-2027		139.75	166.50	26.75	4.26
DC21-2027		185.00	191.00	6.00	8.20
DC21-2027		201.32	209.40	8.08	2.28
DC21-2027		220.80	225.35	4.55	5.23
DC21-2027		TOTAL		52.88	4.22
DC21-2028	ACMA	13.62	26.44	12.82	1.11
DC21-2028		86.17	110.72	24.55	4.62
DC21-2028		114.80	123.72	8.92	2.64
DC21-2028		149.65	152.70	3.05	4.31
DC21-2028		177.00	188.37	11.37	2.90
DC21-2028		TOTAL		60.71	3.25
DC21-2029	ACMA	18.08	24.79	6.71	3.97
DC21-2029		85.41	100.88	15.47	2.73
DC21-2029		114.07	124.36	10.29	1.82
DC21-2029		216.05	226.42	10.37	1.04
DC21-2029		TOTAL		42.84	2.30
DC21-2030A	ACMA	6.44	10.44	4.00	1.09
DC21-2030A		100.30	123.70	23.40	6.62
including		113.98	121.16	7.18	14.99
DC21-2030A		179.06	182.35	3.29	3.98
DC21-2030A		189.00	195.81	6.81	1.79
DC21-2030A		TOTAL		37.50	4.92
DC21-2031	ACMA	21.34	28.20	6.86	4.46
DC21-2031		65.51	71.77	6.26	2.65
DC21-2031		83.82	101.35	17.53	3.05
DC21-2031		116.68	138.58	21.90	3.56
DC21-2031		159.99	178.30	18.31	2.73
DC21-2031		222.13	228.68	6.55	7.36
DC21-2031		TOTAL		77.41	3.57
DC21-2032	ACMA	87.77	99.45	11.68	2.10
DC21-2032		107.29	132.38	25.09	7.26
including		125.82	130.98	5.16	23.44
DC21-2032		138.27	150.23	11.96	2.06
DC21-2032		154.76	158.78	4.02	1.39
DC21-2032		200.23	208.55	8.32	1.30
DC21-2032		TOTAL		61.07	4.06

Significant intervals represent drilled intervals and not necessarily true thickness of mineralization. Mineralized intervals meet or exceed 3 meters in length above 1 g/t. A maximum of 4 meters of continuous dilution (< 1 g/t) is permitted. Any drill intervals not depicted in this table did not meet the significant interval criteria.

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